                                                                    EXHIBIT 99.2

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST
                            SERIES 2004-FF1

                                  FFML 2004-FF1
                            GROUP A COLLATERAL TABLES
                                February 19, 2004

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST
                            SERIES 2004-FF1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                            COMPUTATIONAL MATERIALS FOR
                            FIRST FRANKLIN MORTGAGE LOAN TRUST
[MERRILL LYNCH LOGO]        SERIES 2004-FF1

                                                    AGGREGATE                         WEIGHTED   AVERAGE     WEIGHTED
GROUP A                                             PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
    RANGE OF MORTGAGE RATES         NUMBER OF        BALANCE     MORTGAGE   AVERAGE   CREDIT     BALANCE     ORIGINAL      FULL
(ADJUSTABLE RATE MORTGAGE LOANS)  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                        208         $ 45,315,696     6.50%      5.279%    715     $ 217,864      80.05%      96.05%
5.501% to 5.750%                      194           42,447,385     6.09       5.696     692       218,801      81.44       94.14
5.751% to 6.000%                      301           62,680,431     8.99       5.935     684       208,241      82.23       93.63
6.001% to 6.250%                      290           57,279,580     8.21       6.190     668       197,516      83.87       91.48
6.251% to 6.500%                      408           75,261,356    10.79       6.442     652       184,464      83.92       89.09
6.501% to 6.750%                      356           64,862,551     9.30       6.690     642       182,198      84.45       88.84
6.751% to 7.000%                      426           71,202,997    10.21       6.940     626       167,143      84.26       83.65
7.001% to 7.250%                      352           51,480,814     7.38       7.189     618       146,252      83.81       83.30
7.251% to 7.500%                      380           56,913,607     8.16       7.446     611       149,773      83.34       81.39
7.501% to 7.750%                      348           50,445,653     7.23       7.685     602       144,959      84.19       77.06
7.751% to 8.000%                      287           40,239,283     5.77       7.936     603       140,207      84.61       71.80
8.001% to 8.250%                      194           24,608,106     3.53       8.192     601       126,846      85.32       72.35
8.251% to 8.500%                      173           22,416,716     3.21       8.425     614       129,576      87.73       59.66
8.501% to 8.750%                      120           13,520,205     1.94       8.680     620       112,668      88.73       54.50
8.751% to 9.000%                       80           10,041,479     1.44       8.930     639       125,518      90.99       49.65
9.001% to 9.250%                       40            4,614,821     0.66       9.191     648       115,371      91.63       42.50
9.251% to 9.500%                       26            2,812,227     0.40       9.445     654       108,163      93.84       38.11
9.501% to 9.750%                        6              639,938     0.09       9.689     638       106,656      89.96       43.90
9.751% to 10.000%                       3              390,071     0.06       9.898     692       130,024      98.16       18.39
10.001% to 10.250%                      2              168,284     0.02      10.125     786        84,142      98.93        0.00
                                    -----         ------------   ------      ------     ---     ---------      -----       -----
TOTAL:                              4,194         $697,341,197   100.00%      6.883%    643     $ 166,271      83.92%      83.56%
                                    -----         ------------   ------      ------     ---     ---------      -----       -----

As of the Cut-off Date, Mortgage Rates borne by the Adjustable Rate Mortgage Loans ranged from 4.375% per annum to 10.125% per annum and the weighted average Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 6.883% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST
                            SERIES 2004-FF1

                                              AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
GROUP A                                       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE      PERCENT
  RANGE OF MORTGAGE RATES      NUMBER OF       BALANCE       MORTGAGE   AVERAGE     CREDIT      BALANCE     ORIGINAL      FULL
(FIXED RATE MORTGAGE LOANS)  MORTGAGE LOANS  OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV     DOCUMENTATION
-----------------------------------------------------------------------------------------------------------------------------------
5.500% or less                      1        $    322,691      0.31%      5.375%     728       $ 322,691      95.00%     100.00%
5.501% to 5.750%                    2             386,808      0.37       5.625      738         193,404      85.47      100.00
5.751% to 6.000%                   13           2,146,367      2.05       5.950      717         165,105      91.08       85.36
6.001% to 6.250%                   15           2,477,599      2.37       6.204      694         165,173      81.83       91.04
6.251% to 6.500%                   41           6,552,445      6.27       6.447      672         159,816      85.92       85.81
6.501% to 6.750%                   59           8,688,676      8.31       6.707      649         147,266      82.37       87.74
6.751% to 7.000%                   99          14,726,621     14.08       6.939      652         148,754      83.74       90.02
7.001% to 7.250%                   68           8,370,448      8.01       7.196      644         123,095      79.93       84.21
7.251% to 7.500%                   99          12,326,601     11.79       7.439      635         124,511      80.09       86.29
7.501% to 7.750%                   84          10,040,046      9.60       7.695      626         119,524      82.35       85.97
7.751% to 8.000%                  105          12,733,343     12.18       7.942      628         121,270      81.36       72.81
8.001% to 8.250%                   55           5,440,021      5.20       8.199      611          98,909      80.00       74.60
8.251% to 8.500%                   59           5,953,464      5.69       8.440      605         100,906      80.84       75.49
8.501% to 8.750%                   51           5,056,120      4.84       8.687      593          99,140      80.66       81.90
8.751% to 9.000%                   34           3,824,913      3.66       8.935      607         112,497      82.52       73.35
9.001% to 9.250%                   20           2,469,054      2.36       9.213      593         123,453      84.98       81.72
9.251% to 9.500%                   20           1,697,470      1.62       9.441      619          84,873      79.69       50.29
9.501% to 9.750%                    7             836,500      0.80       9.697      591         119,500      87.45       77.71
9.751% to 10.000%                   4             262,704      0.25       9.950      565          65,676      83.92      100.00
10.001% to 10.250%                  1              75,489      0.07      10.250      555          75,489      85.00      100.00
10.501% to 10.750%                  1             170,133      0.16      10.625      541         170,133      80.00      100.00
                                  ---        ------------    ------      ------      ---       ---------      -----      ------
TOTAL:                            838        $104,557,513    100.00%      7.557%     636       $ 124,770      82.19%      82.65%
                                  ---        ------------    ------      ------      ---       ---------      -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans ranged from 5.375% per annum to 10.625% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans was approximately 7.557% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST
                            SERIES 2004-FF1

                                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
AGGREGATE                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
    RANGE OF MORTGAGE RATES         NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
(ADJUSTABLE RATE MORTGAGE LOANS) MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                        385        $  137,384,218    11.73%      5.265%    712     $  356,842    79.42%     96.02%
5.501% to 5.750%                      322           108,781,674     9.29       5.693     694        337,831    79.99      93.74
5.751% to 6.000%                      463           146,478,868    12.51       5.938     684        316,369    80.93      90.46
6.001% to 6.250%                      398           110,860,028     9.47       6.191     669        278,543    82.30      90.69
6.251% to 6.500%                      520           131,628,756    11.24       6.439     658        253,132    82.78      90.02
6.501% to 6.750%                      444           108,319,045     9.25       6.682     648        243,962    83.22      88.21
6.751% to 7.000%                      492           103,273,501     8.82       6.937     631        209,905    83.27      82.22
7.001% to 7.250%                      394            69,848,548     5.97       7.186     624        177,281    83.60      81.40
7.251% to 7.500%                      409            68,910,157     5.89       7.446     613        168,484    83.63      80.70
7.501% to 7.750%                      368            57,882,506     4.94       7.683     602        157,289    84.30      78.04
7.751% to 8.000%                      296            44,302,750     3.78       7.937     605        149,671    84.02      71.91
8.001% to 8.250%                      198            26,485,003     2.26       8.190     600        133,763    84.79      74.31
8.251% to 8.500%                      175            23,238,616     1.98       8.425     613        132,792    87.55      61.09
8.501% to 8.750%                      122            14,251,317     1.22       8.681     617        116,814    88.66      56.84
8.751% to 9.000%                       80            10,041,479     0.86       8.930     639        125,518    90.99      49.65
9.001% to 9.250%                       40             4,614,821     0.39       9.191     648        115,371    91.63      42.50
9.251% to 9.500%                       26             2,812,227     0.24       9.445     654        108,163    93.84      38.11
9.501% to 9.750%                        7             1,123,757     0.10       9.662     659        160,537    80.43      68.05
9.751% to 10.000%                       3               390,071     0.03       9.898     692        130,024    98.16      18.39
10.001% to 10.250%                      2               168,284     0.01      10.125     786         84,142    98.93       0.00
                                    -----        --------------   ------      ------     ---     ----------    -----      -----
TOTAL:                              5,144        $1,170,795,628   100.00%      6.585%    656     $  227,604    82.50%     85.94%
                                    -----        --------------   ------      ------     ---     ----------    -----      -----

As of the Cut-off Date, Mortgage Rates borne by the Adjustable Rate Mortgage Loans ranged from 3.875% per annum to 10.125% per annum and the weighted average Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 6.585% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

                            COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]        FIRST FRANKLIN MORTGAGE LOAN TRUST
                            SERIES 2004-FF1

                                                    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
AGGREGATE                                           PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    PERCENT
  RANGE OF MORTGAGE RATES           NUMBER OF        BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL     FULL
(FIXED RATE MORTGAGE LOANS)      MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV    DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                          6        $   3,223,700       1.93%     5.314%    723     $ 537,283     73.11%    100.00%
5.501% to 5.750%                        9            4,521,169       2.70      5.698     729       502,352     77.42      86.23
5.751% to 6.000%                       32           13,456,678       8.05      5.960     710       420,521     77.44      89.21
6.001% to 6.250%                       29           11,214,528       6.71      6.207     715       386,708     79.44      98.02
6.251% to 6.500%                       58           15,015,776       8.98      6.450     681       258,893     83.48      87.32
6.501% to 6.750%                       68           13,052,632       7.81      6.708     661       191,950     83.63      84.81
6.751% to 7.000%                      113           22,889,834      13.69      6.939     662       202,565     81.51      88.45
7.001% to 7.250%                       75           12,114,641       7.25      7.191     650       161,529     80.06      89.09
7.251% to 7.500%                      107           16,452,879       9.84      7.440     647       153,765     79.89      85.37
7.501% to 7.750%                       88           12,351,775       7.39      7.692     636       140,361     81.50      88.59
7.751% to 8.000%                      110           15,262,362       9.13      7.948     634       138,749     81.32      77.31
8.001% to 8.250%                       56            5,781,455       3.46      8.195     620       103,240     80.89      70.20
8.251% to 8.500%                       61            6,756,110       4.04      8.440     606       110,756     80.56      73.09
8.501% to 8.750%                       52            5,389,537       3.22      8.691     594       103,645     81.55      83.02
8.751% to 9.000%                       35            4,165,441       2.49      8.930     610       119,013     83.03      67.36
9.001% to 9.250%                       20            2,469,054       1.48      9.213     593       123,453     84.98      81.72
9.251% to 9.500%                       20            1,697,470       1.02      9.441     619        84,873     79.69      50.29
9.501% to 9.750%                        7              836,500       0.50      9.697     591       119,500     87.45      77.71
9.751% to 10.000%                       4              262,704       0.16      9.950     565        65,676     83.92     100.00
10.001% to 10.250%                      1               75,489       0.05     10.250     555        75,489     85.00     100.00
10.501% to 10.750%                      1              170,133       0.10     10.625     541       170,133     80.00     100.00
                                      ---        -------------     ------     ------     ---     ---------     -----     ------
TOTAL:                                952        $ 167,159,866     100.00%     7.193%    658     $ 175,588     80.88%     85.21%
                                      ---        -------------     ------     ------     ---     ---------     -----     ------

As of the Cut-off Date, Mortgage Rates borne by the Fixed Rate Mortgage Loans ranged from 4.999% per annum to 10.625% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans was approximately 7.193% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.